EXHIBIT 99.1

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended			Nine Months Ended
Consumer Healthcare Americas	April 2, 2016	July 2, 2016	October 1, 2016	October 1, 2016
Net sales	$639.1	$629.9	$611.2	$1,880.2
Gross profit	$199.0	$216.1	$200.0	$615.1
Operating income	$103.6	$112.9	$99.8	$316.3

Selected ratios as a percentage of net sales
Gross profit	31.1%	34.3%	32.7%	32.7%
Operating income	16.2%	17.9%	16.3%	16.8%

	Three Months Ended			Nine Months Ended
Consumer Healthcare International	April 2, 2016	July 2, 2016	October 1, 2016	October 1, 2016
Net sales	$394.2	$466.5	$377.4	$1,238.1
Gross profit	$177.8	$195.1	$155.6	$528.5
Operating income (loss)	$(481.0)	$40.8	$(1,680.5)	$(2,120.7)

Selected ratios as a percentage of net sales
Gross profit	45.1%	41.8%	41.2%	42.7%
Operating income (loss)	(122.0)%	8.8%	(445.3)%	(171.3)%

	Three Months Ended			Nine Months Ended
Prescription Pharmaceuticals	April 2, 2016	July 2, 2016	October 1, 2016	October 1, 2016
Net sales	$241.3	$276.9	$251.9	$770.1
Gross profit	$121.0	$131.4	$120.9	$373.3
Operating income	$84.5	$92.6	$74.4	$251.5

Selected ratios as a percentage of net sales
Gross profit	50.1%	47.5%	48.0%	48.5%
Operating income	35.0%	33.5%	29.5%	32.7%

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare Americas	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Net sales	$622.8	$679.9	$608.3	$643.2	$2,554.2
Gross profit	$196.9	$238.3	$211.6	$204.7	$851.5
Operating income	$104.0	$140.0	$116.2	$91.3	$451.5

Selected ratios as a percentage of net sales
Gross profit	31.6%	35.1%	34.8%	31.8%	33.3%
Operating income	16.7%	20.6%	19.1%	14.2%	17.7%

	Three Months Ended				Twelve Months Ended
Consumer Healthcare International	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Net sales	$76.6	$483.7	$385.8	$409.2	$1,355.3
Gross profit	$21.2	$217.0	$191.3	$195.8	$625.3
Operating income (loss)	$2.3	$31.6	$8.5	$(155.7)	$(113.3)

Selected ratios as a percentage of net sales
Gross profit	27.7%	44.9%	49.6%	47.8%	46.1%
Operating income (loss)	2.9%	6.5%	2.2%	(38.0)%	(8.4)%

	Three Months Ended				Twelve Months Ended
Prescription Pharmaceuticals	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Net sales	$237.0	$262.2	$243.6	$266.0	$1,008.8
Gross profit	$135.5	$154.3	$122.8	$137.6	$550.2
Operating income	$98.1	$97.8	$87.7	$101.2	$384.8

Selected ratios as a percentage of net sales
Gross profit	57.2%	58.9%	50.4%	51.7%	54.5%
Operating income	41.4%	37.3%	36.0%	38.0%	38.1%

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
QUARTERS AND CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare Americas	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Net sales	$628.6	$698.9	$565.6	$610.5	$2,503.6
Gross profit	$191.9	$225.2	$171.9	$187.7	$776.7
Operating income	$89.0	$115.8	$70.2	$79.2	$354.2

Selected ratios as a percentage of net sales
Gross profit	30.5%	32.2%	30.4%	30.7%	31.0%
Operating income	14.2%	16.6%	12.4%	13.0%	14.1%

	Three Months Ended				Twelve Months Ended
Consumer Healthcare International	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Net sales	$81.3	$90.3	$91.6	$85.5	$348.7
Gross profit	$24.4	$27.3	$28.5	$27.4	$107.6
Operating income	$4.6	$5.9	$7.1	$7.0	$24.6

Selected ratios as a percentage of net sales
Gross profit	30.0%	30.2%	31.1%	32.1%	30.8%
Operating income	5.7%	6.5%	7.7%	8.2%	7.1%

	Three Months Ended				Twelve Months Ended
Prescription Pharmaceuticals	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Net sales	$208.8	$236.6	$177.7	$259.0	$882.1
Gross profit	$107.6	$128.4	$89.1	$141.4	$466.5
Operating income	$75.9	$86.0	$62.2	$106.6	$330.7

Selected ratios as a percentage of net sales
Gross profit	51.5%	54.3%	50.1%	54.6%	52.9%
Operating income	36.4%	36.4%	35.0%	41.2%	37.5%

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
QUARTERS AND CALENDAR YEAR TO DATE 2013
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare Americas	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Net sales	$629.5	$668.0	$625.0	$628.7	$2,551.2
Gross profit	$199.2	$229.5	$198.7	$199.9	$827.3
Operating income	$104.0	$118.4	$97.4	$102.4	$422.2

Selected ratios as a percentage of net sales
Gross profit	31.6%	34.4%	31.8%	31.8%	32.4%
Operating income	16.5%	17.7%	15.6%	16.3%	16.5%

	Three Months Ended				Twelve Months Ended
Consumer Healthcare International	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Net sales	$68.1	$78.3	$76.2	$83.3	$305.9
Gross profit	$17.4	$19.8	$21.6	$24.0	$82.8
Operating income	$0.8	$0.9	$3.9	$2.6	$8.2

Selected ratios as a percentage of net sales
Gross profit	25.6%	25.3%	28.3%	28.9%	27.1%
Operating income	1.2%	1.2%	5.1%	3.1%	2.7%

	Three Months Ended				Twelve Months Ended
Prescription Pharmaceuticals	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Net sales	$181.2	$180.0	$189.1	$229.6	$779.9
Gross profit	$93.8	$88.2	$106.2	$121.5	$409.7
Operating income	$73.1	$57.6	$80.6	$98.9	$310.2

Selected ratios as a percentage of net sales
Gross profit	51.8%	49.0%	56.1%	52.9%	52.5%
Operating income	40.4%	32.0%	42.7%	43.1%	39.8%

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION (1)
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended			Nine Months Ended
Consumer Healthcare Americas	April 2, 2016	July 2, 2016	October 1, 2016	October 1, 2016
Adjusted net sales	$592.0	$587.8	$590.2	$1,770.0
Adjusted gross profit	$204.8	$221.3	$209.1	$635.2
Adjusted operating income	$120.9	$133.8	$125.2	$379.9

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	34.6%	37.6%	35.4%	35.9%
Adjusted operating income	20.4%	22.8%	21.2%	21.5%

	Three Months Ended			Nine Months Ended
Consumer Healthcare International	April 2, 2016	July 2, 2016	October 1, 2016	October 1, 2016
Adjusted net sales	$394.2	$466.4	$377.2	$1,237.8
Adjusted gross profit	$190.8	$212.9	$172.3	$576.0
Adjusted operating income	$33.3	$66.5	$40.5	$140.3

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	48.4%	45.6%	45.7%	46.5%
Adjusted operating income	8.4%	14.3%	10.7%	11.3%

	Three Months Ended			Nine Months Ended
Prescription Pharmaceuticals	April 2, 2016	July 2, 2016	October 1, 2016	October 1, 2016
Adjusted net sales	$241.3	$276.9	$251.9	$770.1
Adjusted gross profit	$146.2	$157.4	$148.0	$451.6
Adjusted operating income	$110.0	$118.5	$106.5	$335.0

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	60.6%	56.8%	58.7%	58.6%
Adjusted operating income	45.6%	42.8%	42.3%	43.5%

(1) See attached Table I for reconciliation to GAAP numbers.

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION (1)
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare Americas	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Adjusted net sales	$622.8	$679.9	$608.3	$643.2	$2,554.2
Adjusted gross profit	$205.7	$247.5	$224.4	$216.8	$894.4
Adjusted operating income	$119.2	$154.1	$135.6	$123.7	$532.6

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	33.0%	36.4%	36.9%	33.7%	35.0%
Adjusted operating income	19.1%	22.7%	22.3%	19.2%	20.9%

	Three Months Ended				Twelve Months Ended
Consumer Healthcare International	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Adjusted net sales	$76.6	$483.7	$385.8	$409.2	$1,355.3
Adjusted gross profit	$26.1	$244.7	$201.4	$207.2	$679.4
Adjusted operating income	$8.4	$88.6	$54.7	$52.4	$204.1

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	34.1%	50.6%	52.2%	50.6%	50.1%
Adjusted operating income	10.9%	18.3%	14.2%	12.8%	15.1%

	Three Months Ended				Twelve Months Ended
Prescription Pharmaceuticals	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Adjusted net sales	$237.0	$262.2	$243.6	$266.0	$1,008.8
Adjusted gross profit	$149.8	$169.1	$137.1	$151.9	$607.9
Adjusted operating income	$114.4	$131.5	$101.9	$116.1	$463.9

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	63.2%	64.5%	56.3%	57.1%	60.3%
Adjusted operating income	48.2%	50.2%	41.9%	43.6%	46.0%

(1) See attached Table I for reconciliation to GAAP numbers.

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION (1)
QUARTERS AND CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare Americas	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Adjusted net sales	$628.6	$698.9	$565.6	$610.5	$2,503.6
Adjusted gross profit	$198.0	$231.2	$181.4	$196.6	$807.2
Adjusted operating income	$103.9	$129.4	$86.8	$105.4	$425.5

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	31.5%	33.1%	32.1%	32.2%	32.2%
Adjusted operating income	16.5%	18.5%	15.3%	17.3%	17.0%

	Three Months Ended				Twelve Months Ended
Consumer Healthcare International	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Adjusted net sales	$81.3	$90.3	$91.6	$85.5	$348.7
Adjusted gross profit	$29.8	$32.7	$34.1	$32.7	$129.3
Adjusted operating income	$11.0	$13.8	$13.9	$13.7	$52.4

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	36.7%	36.2%	37.2%	38.2%	37.1%
Adjusted operating income	13.5%	15.3%	15.1%	16.0%	15.0%

	Three Months Ended				Twelve Months Ended
Prescription Pharmaceuticals	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Adjusted net sales	$208.8	$236.6	$177.7	$259.0	$882.1
Adjusted gross profit	$120.4	$141.7	$101.6	$155.0	$518.7
Adjusted operating income	$94.5	$114.6	$74.7	$120.2	$404.0

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	57.7%	59.9%	57.1%	59.8%	58.8%
Adjusted operating income	45.3%	48.4%	42.0%	46.4%	45.8%

(1) See attached Table I for reconciliation to GAAP numbers.

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION (1)
QUARTERS AND CALENDAR YEAR TO DATE 2013
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare Americas	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Adjusted net sales	$629.5	$668.0	$625.0	$628.7	$2,551.2
Adjusted gross profit	$205.3	$235.4	$204.8	$206.0	$851.5
Adjusted operating income	$115.0	$135.3	$109.6	$111.7	$471.6

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	32.6%	35.2%	32.8%	32.8%	33.4%
Adjusted operating income	18.3%	20.2%	17.5%	17.8%	18.5%

	Three Months Ended				Twelve Months Ended
Consumer Healthcare International	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Adjusted net sales	$68.1	$78.3	$76.2	$83.3	$305.9
Adjusted gross profit	$21.3	$26.7	$26.5	$29.1	$103.6
Adjusted operating income	$5.7	$8.8	$9.8	$11.4	$35.7

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	31.2%	34.1%	34.8%	34.9%	33.9%
Adjusted operating income	8.4%	11.3%	12.9%	13.6%	11.7%

	Three Months Ended				Twelve Months Ended
Prescription Pharmaceuticals	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Adjusted net sales	$181.2	$180.0	$189.1	$229.6	$779.9
Adjusted gross profit	$103.9	$98.9	$118.1	$138.6	$459.5
Adjusted operating income	$83.2	$77.2	$96.4	$115.3	$372.1

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	57.4%	54.9%	62.5%	60.4%	58.9%
Adjusted operating income	45.9%	42.9%	51.0%	50.2%	47.7%

(1) See attached Table I for reconciliation to GAAP numbers.

Table I
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended
	April 2, 2016
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$639.1	$199.0	$103.6
As a % of sales		31.1%	16.2%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$12.8	$18.1
Operating results attributable to held-for-sale business	(47.1)	(7.0)	(2.5)
Restructuring charges	—	—	1.5
Contingent consideration fair value adjustment	—	—	0.2
Adjusted	$592.0	$204.8	$120.9
As a % of sales		34.6%	20.4%

	Three Months Ended
	July 2, 2016
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$629.9	$216.1	$112.9
As a % of sales		34.3%	17.9%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$12.5	$17.6
Impairment charges	—	—	6.2
Operating results attributable to held-for-sale business	(42.1)	(7.2)	(3.1)
Restructuring charges	—	—	0.3
Contingent consideration fair value adjustment	—	(0.1)	(0.1)
Adjusted	$587.8	$221.3	$133.8
As a % of sales		37.6%	22.8%

	Three Months Ended
	October 1, 2016
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$611.2	$200.0	$99.8
As a % of sales		32.7%	16.3%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$12.5	$17.6
Impairment charges	—	—	3.7
Operating results attributable to held-for-sale business	(21.0)	(3.4)	(0.1)
Restructuring charges	—	—	3.9
Contingent consideration fair value adjustment	—	—	0.2
Acquisition and integration-related charges	—	—	0.1
Adjusted	$590.2	$209.1	$125.2
As a % of sales		35.4%	21.2%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Nine Months Ended
	October 1, 2016
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$1,880.2	$615.1	$316.3
As a % of sales		32.7%	16.8%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$37.8	$53.3
Impairment charges	—	—	9.9
Operating results attributable to held-for-sale business	(110.2)	(17.6)	(5.7)
Restructuring charges	—	—	5.7
Contingent consideration fair value adjustment	—	(0.1)	0.3
Acquisition and integration-related charges	—	—	0.1
Adjusted	$1,770.0	$635.2	$379.9
As a % of sales		35.9%	21.5%

	Three Months Ended
	April 2, 2016
Consumer Healthcare International	Net sales	Gross profit	Operating income (loss)
Reported	$394.2	$177.8	$(481.0)
As a % of sales		45.1%	(122.0)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$13.0	$42.9
Impairment charges		—	467.0
Restructuring charges		—	3.1
Acquisition and integration-related charges		—	1.3
Adjusted		$190.8	$33.3
As a % of sales		48.4%	8.4%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended
	July 2, 2016
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$466.5	$195.1	$40.8
As a % of sales		41.8%	8.8%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$17.1	$46.6
Impairment charges	—	—	(30.3)
Operating results attributable to held-for-sale business	(0.1)	0.7	4.8
Restructuring charges	—	—	4.8
Contingent consideration fair value adjustment	—	—	(0.1)
Acquisition and integration-related charges	—	—	(0.1)
Adjusted	$466.4	$212.9	$66.5
As a % of sales		45.6%	14.3%

	Three Months Ended
	October 1, 2016
Consumer Healthcare International	Net sales	Gross profit	Operating income (loss)
Reported	$377.4	$155.6	$(1,680.5)
As a % of sales		41.2%	(445.3)%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$16.5	$45.8
Impairment charges	—	—	1,670.0
Operating results attributable to held-for-sale business	(0.2)	0.2	3.0
Restructuring charges	—	—	2.5
Contingent consideration fair value adjustment	—	—	(0.4)
Acquisition and integration-related charges	—	—	0.1
Adjusted	$377.2	$172.3	$40.5
As a % of sales		45.7%	10.7%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Nine Months Ended
	October 1, 2016
Consumer Healthcare International	Net sales	Gross profit	Operating income (loss)
Reported	$1,238.1	$528.5	$(2,120.7)
As a % of sales		42.7%	(171.3)%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$46.6	$135.3
Impairment charges	—	—	2,106.7
Operating results attributable to held-for-sale business	(0.3)	0.9	7.8
Restructuring charges	—	—	10.4
Contingent consideration fair value adjustment	—	—	(0.5)
Acquisition and integration-related charges	—	—	1.3
Adjusted	$1,237.8	$576.0	$140.3
As a % of sales		46.5%	11.3%

	Three Months Ended
	April 2, 2016
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$241.3	$121.0	$84.5
As a % of sales		50.1%	35.0%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$25.2	$25.5
Adjusted		$146.2	$110.0
As a % of sales		60.6%	45.6%

	Three Months Ended
	July 2, 2016
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$276.9	$131.4	$92.6
As a % of sales		47.5%	33.5%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$26.0	$25.9
Adjusted		$157.4	$118.5
As a % of sales		56.8%	42.8%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended
	October 1, 2016
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$251.9	$120.9	$74.4
As a % of sales		48.0%	29.5%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$27.1	$27.1
Contingent consideration fair value adjustment		—	5.0
Adjusted		$148.0	$106.5
As a % of sales		58.7%	42.3%

	Nine Months Ended
	October 1, 2016
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$770.1	$373.3	$251.5
As a % of sales		48.5%	32.7%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$78.3	$78.5
Contingent consideration fair value adjustment		—	5.0
Adjusted		$451.6	$335.0
As a % of sales		58.6%	43.5%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended
	March 28, 2015
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$622.8	$196.9	$104.0
As a % of reported net sales		31.6%	16.7%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$8.8	$14.1
Restructuring charges		—	1.1
Adjusted		$205.7	$119.2
As a % of adjusted net sales		33.0%	19.1%

For Comparative Purposes*
Reported	$622.8
Operating results attributable to held-for-sale business	$(37.5)
Adjusted	$585.3

*Q1 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the U.S. VMS business was not held-for-sale in 2015. Q1 2015 gross margin and operating margin use reported net sales as the denominator.

	Three Months Ended
	June 27, 2015
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$679.9	$238.3	$140.0
As a % of reported net sales		35.1%	20.6%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$9.2	$14.5
Restructuring charges		—	(0.4)
Adjusted		$247.5	$154.1
As a % of adjusted net sales		36.4%	22.7%

For Comparative Purposes*
Reported	$679.9
Operating results attributable to held-for-sale business	$(39.6)
Adjusted	$640.3

*Q2 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the U.S. VMS business was not held-for-sale in 2015. Q2 2015 gross margin and operating margin use reported net sales as the denominator.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended
	September 26, 2015
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$608.3	$211.6	$116.2
As a % of reported net sales		34.8%	19.1%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$12.8	$18.0
Restructuring charges		—	1.9
Acquisition and integration-related charges		—	(0.5)
Adjusted		$224.4	$135.6
As a % of adjusted net sales		36.9%	22.3%

For Comparative Purposes*
Reported	$608.3
Operating results attributable to held-for-sale business	$(40.9)
Adjusted	$567.4

*Q3 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the U.S. VMS business was not held-for-sale in 2015. Q3 2015 gross margin and operating margin use reported net sales as the denominator.

	Three Months Ended
	December 31, 2015
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$643.2	$204.7	$91.3
As a % of reported net sales		31.8%	14.2%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$12.1	$17.8
Impairment charges		—	1.5
Unusual litigation		—	0.3
Restructuring charges		—	12.8
Adjusted		$216.8	$123.7
As a % of adjusted net sales		33.7%	19.2%

For Comparative Purposes*
Reported	$643.2
Operating results attributable to held-for-sale business	$(44.3)
Adjusted	$598.9

*Q4 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the U.S. VMS business was not held-for-sale in 2015. Q4 2015 gross margin and operating margin use reported net sales as the denominator.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Twelve Months Ended
	December 31, 2015
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$2,554.2	$851.5	$451.5
As a % of reported net sales		33.3%	17.7%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$42.9	$64.4
Impairment charges		—	1.5
Unusual litigation		—	0.3
Restructuring charges		—	15.4
Acquisition and integration-related charges		—	(0.5)
Adjusted		$894.4	$532.6
As a % of adjusted net sales		35.0%	20.9%

For Comparative Purposes*
Reported	$2,554.2
Operating results attributable to held-for-sale business	$(162.3)
Adjusted	$2,391.9

*YTD 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the U.S. VMS business was not held-for-sale in 2015. YTD 2015 gross margin and operating margin use reported net sales as the denominator.

	Three Months Ended
	March 28, 2015
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$76.6	$21.2	$2.3
As a % of reported net sales		27.7%	2.9%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$4.9	$6.1
Adjusted		$26.1	$8.4
As a % of adjusted net sales		34.1%	10.9%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended
	June 27, 2015
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$483.7	$217.0	$31.6
As a % of reported net sales		44.9%	6.5%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$27.7	$56.0
Restructuring charges		—	0.3
Acquisition and integration-related charges		—	0.7
Adjusted		$244.7	$88.6
As a % of adjusted net sales		50.6%	18.3%

For Comparative Purposes*
Reported	$483.7
Operating results attributable to held-for-sale business	$(0.1)
Adjusted	$483.6

*Q2 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the European sports brand was not held-for-sale in 2015. Q2 2015 gross margin and operating margin use reported net sales as the denominator.

	Three Months Ended
	September 26, 2015
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$385.8	$191.3	$8.5
As a % of reported net sales		49.6%	2.2%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$10.1	$43.2
Restructuring charges		—	0.2
Acquisition and integration-related charges		—	2.8
Adjusted		$201.4	$54.7
As a % of adjusted net sales		52.2%	14.2%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended
	December 31, 2015
Consumer Healthcare International	Net sales	Gross profit	Operating income (loss)
Reported	$409.2	$195.8	$(155.7)
As a % of reported net sales		47.8%	(38.0)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$11.4	$23.0
Impairment charges		—	185.1
Restructuring charges		—	0.2
Acquisition and integration-related charges		—	(0.2)
Adjusted		$207.2	$52.4
As a % of adjusted net sales		50.6%	12.8%

For Comparative Purposes*
Reported	$409.2
Operating results attributable to held-for-sale business	$(0.2)
Adjusted	$409.0

*Q4 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the European sports brand was not held-for-sale in 2015. Q4 2015 gross margin and operating margin use reported net sales as the denominator.

	Twelve Months Ended
	December 31, 2015
Consumer Healthcare International	Net sales	Gross profit	Operating income (loss)
Reported	$1,355.3	$625.3	$(113.3)
As a % of reported net sales		46.1%	(8.4)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$54.1	$128.3
Impairment charges		—	185.1
Restructuring charges		—	0.7
Acquisition and integration-related charges		—	3.3
Adjusted		$679.4	$204.1
As a % of adjusted net sales		50.1%	15.1%

For Comparative Purposes*
Reported	$1,355.3
Operating results attributable to held-for-sale business	$(0.3)
Adjusted	$1,355.0

*YTD 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the European sports brand was not held-for-sale in 2015. YTD 2015 gross margin and operating margin use reported net sales as the denominator.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended
	March 28, 2015
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$237.0	$135.5	$98.1
As a % of reported net sales		57.2%	41.4%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$14.3	$14.3
Unusual litigation		—	2.0
Adjusted		$149.8	$114.4
As a % of adjusted net sales		63.2%	48.2%

	Three Months Ended
	June 27, 2015
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$262.2	$154.3	$97.8
As a % of reported net sales		58.9%	37.3%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$14.3	$14.3
Contingent consideration fair value adjustment		—	0.9
R&D payment made in connection with a collaborative agreement		—	18.0
Acquisition and integration-related charges		0.5	0.5
Adjusted		$169.1	$131.5
As a % of adjusted net sales		64.5%	50.2%

	Three Months Ended
	September 26, 2015
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$243.6	$122.8	$87.7
As a % of reported net sales		50.4%	36.0%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$14.3	$14.2
Adjusted		$137.1	$101.9
As a % of adjusted net sales		56.3%	41.9%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended
	December 31, 2015
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$266.0	$137.6	$101.2
As a % of reported net sales		51.7%	38.0%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$14.3	$14.3
Unusual litigation		—	(2.0)
Restructuring charges		—	2.6
Adjusted		$151.9	$116.1
As a % of adjusted net sales		57.1%	43.6%

	Twelve Months Ended
	December 31, 2015
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$1,008.8	$550.2	$384.8
As a % of reported net sales		54.5%	38.1%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$57.2	$57.1
Contingent consideration fair value adjustment		—	0.9
Restructuring charges		—	2.6
R&D payment made in connection with a collaborative agreement		—	18.0
Acquisition and integration-related charges		0.5	0.5
Adjusted		$607.9	$463.9
As a % of adjusted net sales		60.3%	46.0%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

	Three Months Ended
	March 29, 2014
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$628.6	$191.9	$89.0
As a % of reported net sales		30.5%	14.2%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$6.1	$11.3
Restructuring charges		—	1.6
Unusual litigation		—	2.0
Adjusted		$198.0	$103.9
As a % of adjusted net sales		31.5%	16.5%

	Three Months Ended
	June 28, 2014
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$698.9	$225.2	$115.8
As a % of reported net sales		32.2%	16.6%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$6.0	$11.4
Restructuring charges		—	1.0
Unusual litigation		—	0.8
Acquisition and integration-related charges		—	0.4
Adjusted		$231.2	$129.4
As a % of adjusted net sales		33.1%	18.5%

	Three Months Ended
	September 27, 2014
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$565.6	$171.9	$70.2
As a % of reported net sales		30.4%	12.4%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$8.8	$14.1
Restructuring charges		—	2.5
Acquisition and integration-related charges		0.7	—
Adjusted		$181.4	$86.8
As a % of adjusted net sales		32.1%	15.3%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

	Three Months Ended
	December 27, 2014
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$610.5	$187.7	$79.2
As a % of reported net sales		30.7%	13.0%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$8.9	$14.1
R&D payment made in connection with a collaborative agreement		—	10.0
Restructuring charges		—	2.1
Adjusted		$196.6	$105.4
As a % of adjusted net sales		32.2%	17.3%

	Twelve Months Ended
	December 27, 2014
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$2,503.6	$776.7	$354.2
As a % of reported net sales		31.0%	14.1%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$29.8	$50.9
R&D payment made in connection with a collaborative agreement		—	10.0
Restructuring charges		—	7.2
Unusual litigation		—	2.8
Acquisition and integration-related charges		0.7	0.4
Adjusted		$807.2	$425.5
As a % of adjusted net sales		32.2%	17.0%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

	Three Months Ended
	March 29, 2014
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$81.3	$24.4	$4.6
As a % of reported net sales		30.0%	5.7%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$5.4	$6.4
Adjusted		$29.8	$11.0
As a % of adjusted net sales		36.7%	13.5%

	Three Months Ended
	June 28, 2014
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$90.3	$27.3	$5.9
As a % of reported net sales		30.2%	6.5%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$5.6	$7.0
Acquisition and integration-related charges		(0.2)	0.9
Adjusted		$32.7	$13.8
As a % of adjusted net sales		36.2%	15.3%

	Three Months Ended
	September 27, 2014
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$91.6	$28.5	$7.1
As a % of reported net sales		31.1%	7.7%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$5.6	$6.8
Adjusted		$34.1	$13.9
As a % of adjusted net sales		37.2%	15.1%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

	Three Months Ended
	December 27, 2014
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$85.5	$27.4	$7.0
As a % of reported net sales		32.1%	8.2%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$5.3	$6.7
Adjusted		$32.7	$13.7
As a % of adjusted net sales		38.2%	16.0%

	Twelve Months Ended
	December 27, 2014
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$348.7	$107.6	$24.6
As a % of reported net sales		30.8%	7.1%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$21.9	$26.9
Acquisition and integration-related charges		(0.2)	0.9
Adjusted		$129.3	$52.4
As a % of adjusted net sales		37.1%	15.0%

	Three Months Ended
	March 29, 2014
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$208.8	$107.6	$75.9
As a % of reported net sales		51.5%	36.4%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$12.8	$12.8
Restructuring charges		—	0.1
Acquisition and integration-related charges		—	5.7
Adjusted		$120.4	$94.5
As a % of adjusted net sales		57.7%	45.3%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

	Three Months Ended
	June 28, 2014
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$236.6	$128.4	$86.0
As a % of reported net sales		54.3%	36.4%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$13.3	$13.3
Acquisition and integration-related charges		$—	$0.3
Unusual litigation		$—	$15.0
Adjusted		$141.7	$114.6
As a % of adjusted net sales		59.9%	48.4%

	Three Months Ended
	September 27, 2014
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$177.7	$89.1	$62.2
As a % of reported net sales		50.1%	35.0%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$12.4	$12.4
Restructuring charges		—	0.1
Acquisition and integration-related charges		0.1	—
Adjusted		$101.6	$74.7
As a % of adjusted net sales		57.1%	42.0%

	Three Months Ended
	December 27, 2014
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$259.0	$141.4	$106.6
As a % of reported net sales		54.6%	41.2%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$13.6	$13.6
Adjusted		$155.0	$120.2
As a % of adjusted net sales		59.8%	46.4%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

	Twelve Months Ended
	December 27, 2014
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$882.1	$466.5	$330.7
As a % of reported net sales		52.9%	37.5%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$52.1	$52.1
Restructuring charges		—	0.2
Acquisition and integration-related charges		0.1	6.0
Unusual litigation		—	15.0
Adjusted		$518.7	$404.0
As a % of adjusted net sales		58.8%	45.8%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2013
(in millions)
(unaudited)

	Three Months Ended
	March 30, 2013
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$629.5	$199.2	$104.0
As a % of reported net sales		31.6%	16.5%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$6.1	$11.0
Adjusted		$205.3	$115.0
As a % of adjusted net sales		32.6%	18.3%

	Three Months Ended
	June 29, 2013
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$668.0	$229.5	$118.4
As a % of reported net sales		34.4%	17.7%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$5.9	$11.3
Restructuring charges		—	2.9
Acquisition and integration-related charges		—	2.7
Adjusted		$235.4	$135.3
As a % of adjusted net sales		35.2%	20.2%

	Three Months Ended
	September 28, 2013
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$625.0	$198.7	$97.4
As a % of reported net sales		31.8%	15.6%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$6.1	$11.4
Restructuring charges		—	0.8
Adjusted		$204.8	$109.6
As a % of adjusted net sales		32.8%	17.5%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2013
(in millions)
(unaudited)

	Three Months Ended
	December 28, 2013
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$628.7	$199.9	$102.4
As a % of reported net sales		31.8%	16.3%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$6.1	$11.4
Restructuring charges		—	0.4
Unusual litigation		—	(2.5)
Adjusted		$206.0	$111.7
As a % of adjusted net sales		32.8%	17.8%

	Twelve Months Ended
	December 28, 2013
Consumer Healthcare Americas	Net sales	Gross profit	Operating income
Reported	$2,551.2	$827.3	$422.2
As a % of reported net sales		32.4%	16.5%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$24.2	$45.1
Restructuring charges		—	4.1
Unusual litigation		—	(2.5)
Acquisition and integration-related charges		—	2.7
Adjusted		$851.5	$471.6
As a % of adjusted net sales		33.4%	18.5%

	Three Months Ended
	March 30, 2013
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$68.1	$17.4	$0.8
As a % of reported net sales		25.6%	1.2%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$3.9	$4.9
Adjusted		$21.3	$5.7
As a % of adjusted net sales		31.2%	8.4%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2013
(in millions)
(unaudited)

	Three Months Ended
	June 29, 2013
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$78.3	$19.8	$0.9
As a % of reported net sales		25.3%	1.2%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$6.9	$7.9
Adjusted		$26.7	$8.8
As a % of adjusted net sales		34.1%	11.3%

	Three Months Ended
	September 28, 2013
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$76.2	$21.6	$3.9
As a % of reported net sales		28.3%	5.1%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$4.9	$5.9
Adjusted		$26.5	$9.8
As a % of adjusted net sales		34.8%	12.9%

	Three Months Ended
	December 28, 2013
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$83.3	$24.0	$2.6
As a % of reported net sales		28.9%	3.1%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$5.1	$6.1
Impairment charges		—	2.0
Acquisition and integration-related charges		—	0.7
Adjusted		$29.1	$11.4
As a % of adjusted net sales		34.9%	13.6%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2013
(in millions)
(unaudited)

	Twelve Months Ended
	December 28, 2013
Consumer Healthcare International	Net sales	Gross profit	Operating income
Reported	$305.9	$82.8	$8.2
As a % of reported net sales		27.1%	2.7%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$20.8	$24.8
Impairment charges		—	2.0
Acquisition and integration-related charges		—	0.7
Adjusted		$103.6	$35.7
As a % of adjusted net sales		33.9%	11.7%

	Three Months Ended
	March 30, 2013
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$181.2	$93.8	$73.1
As a % of reported net sales		51.8%	40.4%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$10.1	$10.1
Adjusted		$103.9	$83.2
As a % of adjusted net sales		57.4%	45.9%

	Three Months Ended
	June 29, 2013
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$180.0	$88.2	$57.6
As a % of reported net sales		49.0%	32.0%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$10.7	$10.6
Impairment charges		—	9.0
Adjusted		$98.9	$77.2
As a % of adjusted net sales		54.9%	42.9%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2013
(in millions)
(unaudited)

	Three Months Ended
	September 28, 2013
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$189.1	$106.2	$80.6
As a % of reported net sales		56.1%	42.7%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$11.9	$11.9
Restructuring charges		—	1.4
Unusual litigation		—	2.5
Adjusted		$118.1	$96.4
As a % of adjusted net sales		62.5%	51.0%

	Three Months Ended
	December 28, 2013
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$229.6	$121.5	$98.9
As a % of reported net sales		52.9%	43.1%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$17.1	$17.2
Impairment charges		—	4.0
Restructuring charges		—	0.2
Acquisition and integration-related charges		—	(4.9)
Unusual litigation		—	(0.1)
Adjusted		$138.6	$115.3
As a % of adjusted net sales		60.4%	50.2%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2013
(in millions)
(unaudited)

	Twelve Months Ended
	December 28, 2013
Prescription Pharmaceuticals	Net sales	Gross profit	Operating income
Reported	$779.9	$409.7	$310.2
As a % of reported net sales		52.5%	39.8%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$49.8	$49.8
Impairment charges		—	13.0
Restructuring charges		—	1.6
Acquisition and integration-related charges		—	(4.9)
Unusual litigation		—	2.4
Adjusted		$459.5	$372.1
As a % of adjusted net sales		58.9%	47.7%